UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 1, 2016

HAMILTON BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35693	46-0543309
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (410) 823-4510

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.                      Changes in Registrant’s Certifying Accountant

Hamilton Bancorp, Inc.'s (the "Company") independent registered public accounting firm, Stegman & Company (“Stegman”), announced that effective June 1, 2016 substantially all directors and employees of Stegman have joined Dixon Hughes Goodman LLP ("DHG”). As a result, effective June 1, 2016, Stegman resigned as the Company’s independent registered public accounting firm.  The Audit Committee of the Company's Board of Directors has approved the engagement of DHG to serve as the Company's independent registered public accounting firm and the Company has engaged  DHG to serve as the Company's independent registered public accounting effective June 1, 2016, subject to ratification of the engagement of DHG by the Company's shareholders at the Company's 2016 annual meeting.

The Company engaged Stegman as its independent registered public accounting firm on March 17, 2015, and Stegman has not yet audited the consolidated financial statements of the Company as of and for any year.  Stegman has not issued any reports on any audits of the consolidated financial statements of the Company.

During the Company's fiscal years ended March 31, 2015 and 2014 and the subsequent interim periods through the date of this Current Report on Form 8-K, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of the Securities and Exchange Commission's Regulation S-K ("Regulation S-K")) between the Company and Stegman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended March 31, 2015 and 2014 and the subsequent interim periods through the date of this report, the Company did not consult with DHG regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Stegman a copy of the disclosures in this Form 8-K and has requested that Stegman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the Company's statements in this Item 4.01. A copy of the letter dated June 6, 2016 furnished by Stegman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: June 6, 2016	By:	/s/ John P. Marzullo
John P. Marzullo Senior Vice President, Chief Financial Officer and Treasurer